CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
UNDER 18 U.S.C. § 1350 FURNISHED PURSUANT TO SECURITIES EXCHANGE ACT RULE 13a-14(b)

In connection with the Annual Report on Form 10-K of CrossFirst Bankshares, Inc. (the “Company”) for the year ended December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in his respective capacities indicated below, hereby certifies, pursuant to 18 U.S.C. § 1350, as enacted by Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge and belief,

1.       The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

2.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 26, 2021	/s/ Michael J. Maddox
Michael J. Maddox
Chief Executive Officer

/s/ David L. O'Toole
David L. O'Toole
Chief Financial Officer